                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K
                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                            DATE OF REPORT: JULY 31, 1997
                            -----------------------------
                          (Date of earliest event reported)



                             TENET HEALTHCARE CORPORATION
                             ----------------------------
                (Exact name of Registrant as specified in its charter)




          NEVADA                      I-7293                  95-2557091
          ------                      ------                  ----------
(State of Incorporation)      (Commission File No.)          (IRS Employer
                                                           Identification No.)



                  3820 STATE STREET, SANTA BARBARA, CALIFORNIA 93105
                  --------------------------------------------------
             (Address of principal executive offices, including zip code)



                                    (805) 563-7000
                                    --------------
                 (Registrant's telephone number, including area code)



                                         N/A
            ------------------------------------------------------------
            (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

    On July 31, 1997, Tenet Healthcare Corporation reported in a press release, dated July 31, 1997, its earnings for the fiscal quarter ended May 31, 1997. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits.

         99.1 Press Release, dated July 31, 1997


                                      SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TENET HEALTHCARE CORPORATION



                                  By:      /S/ TERENCE P. MCMULLEN
                                  --------------------------------
                                  Name:     Terence P. McMullen
                                  Title:    Vice President

Date:    August 6, 1997








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